EXHIBIT 10(m)(vii)
EXECUTION VERSION
THIRD AMENDMENT, dated as of November 2, 2009 (this “Third Amendment”), to the Amended and Restated Credit Agreement, dated as of January 12, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Liz Claiborne, Inc., Mexx Europe B.V., Liz Claiborne Canada Inc., the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A. and SunTrust Bank, as Syndication Agents, and Wachovia Bank, National Association, as Documentation Agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders, the Syndication Agents, the Documentation Agent, the Administrative Agent, the European Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Lenders have consented to the requested amendments as set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.
2. Amendments to Section 1.01 (Defined Terms). (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in alphabetical order the following new definitions:
“Acquired JV Interests” has the meaning assigned to such term in Section 6.04(s).
“JCPenney License Agreement” means the License Agreement by and between the Company, J. C. Penney Corporation, Inc., J. C. Penney Company, Inc. and their subsidiaries, dated as of October 7, 2009, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“Kate Spade JV Agreement” means the agreement governing the joint venture by and between Kate Spade LLC and Sanei International Co., Ltd.
“Option Assets” has the meaning assigned to such term under the JCPenney License Agreement.
“Third Amendment” means the Third Amendment, dated as of November 2, 2009, to this Agreement.

“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.
“Trademark Disposition Date” has the meaning assigned to such term in Section 6.05(l).
(b) The definition of “Required Availability Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Required Availability Amount” means $90,000,000 (or, with respect to each fiscal year, on any date (x) on or after the first day of the fiscal month of October of such fiscal year and prior to the first day of the fiscal month of December of such fiscal year, $75,000,000 and (y) on or after December 15th of such fiscal year and prior to January 30th of the following fiscal year, $120,000,000).
(c) The definition of “US Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (h) thereof in its entirety and substituting in lieu thereof the following new clause (h):
“(h) prior to the Trademark Disposition Date, the Eligible Trademark Amount, minus”
3. Amendment to Section 2.11 (Prepayment of Loans). Section 2.11 of the Credit Agreement is hereby amended by inserting the following new clause (f):
“(f) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any Subsidiary in respect of any transaction permitted pursuant to Section 6.05(l), the Borrowers shall, immediately after such Net Proceeds are received by the Company or any Subsidiary, use 100% of such Net Proceeds to (i) prepay the Revolving Loans and Swingline Loans and (ii) to the extent that such Net Proceeds exceed the amount of the Revolving Loans and Swingline Loans outstanding, cash collateralize outstanding LC Exposure.”
4. Amendment to Section 5.01 (Financial Statements; Borrowing Base and Other Information). (a) Clause (g) of Section 5.01 of the Credit Agreement is hereby amended by (i) deleting the words “during the Increased Reporting Period” immediately following the words “Level 1 Minimum Aggregate Availability Period or” in the fourth line thereof and (ii) inserting in lieu thereof the words “at any time after the Third Amendment Effective Date”.
(b) Clause (h) of Section 5.01 of the Credit Agreement is hereby amended by (i) deleting the words “during the Increased Reporting Period” immediately following the words “Level 1 Minimum Aggregate Availability Period or” in the fourth line thereof and (ii) inserting in lieu thereof the words “at any time after the Third Amendment Effective Date”.
5. Amendment to Section 5.02 (Notices of Material Events). Section 5.02 of the Credit Agreement is hereby amended by (i) deleting the period from the end of clause (h) thereof and substituting therefor the phrase “; and”, and (ii) inserting the following new clause (i) at the end thereof:
“(i) the entering into of, and any material amendments to, the Kate Spade JV Agreement, which notice shall be delivered, promptly after the same becomes effective, with a copy of such agreement and amendments thereof delivered to the Administrative Agent simultaneously therewith.”

6. Amendment to Section 5.11 (Appraisals). Section 5.11 of the Credit Agreement is hereby amended by inserting the words “, Intellectual Property” after each occurrence of the word “Inventory”.
7. Amendment to Section 6.01 (Indebtedness). Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (r) thereof, (ii) deleting the period at the end of clause (s) thereof and substituting therefore the phrase “; and”, and (iii) inserting the following new clause (t) at the end thereof:
“(t) unsecured Guarantees permitted by Section 6.04(s).”
8. Amendment to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (m) thereof, (ii) deleting the period at the end of clause (n) thereof and substituting therefore the phrase “; and”, and (iii) inserting the following new clause (o) at the end thereof:
“(o) Liens arising from any purchase option with respect to the Option Assets under the JCPenney License Agreement.”
8. Amendment to Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions). Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (q) thereof, (ii) inserting the word “and” at the end of clause (r) thereof and (iii) inserting the following new clause (s) at the end thereof:
“(s) purchases of additional Equity Interests in Kate Spade Japan Co., Ltd. (such Equity Interests, the “Acquired JV Interests”) pursuant to Article VI of the Kate Spade JV Agreement in an aggregate amount not to exceed $35,000,000 and any unsecured Guarantee by the Company in respect thereof; provided that in the case of any purchases made or any guarantee performed pursuant to this paragraph (s), both immediately before and immediately after giving pro forma effect to such purchase or performance, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Aggregate Availability shall not be less than $75,000,000”.
9. Amendment to Section 6.05 (Asset Sales). Section 6.05 of the Credit Agreement is hereby amended as follows:
(a) by (i) deleting the word “and” from the end of clause (j) thereof, (ii) deleting the comma from the end of clause (k) thereof and substituting therefor the phrase “;” and (iii) inserting the following new clauses (l) and (m) at the end thereof:
“(l) the sale of the Option Assets pursuant to the terms of the JCPenney License Agreement (the date of the consummation of such sale, the “Trademark Disposition Date”); provided that (i) the aggregate cash consideration received by the Company on the Trademark Disposition Date in respect of such sale shall be the required amounts set forth in Section 5.3 of the JCPenney License Agreement and (ii) the Net Proceeds received by the Company and its Subsidiaries on the Trademark Disposition Date from such sale shall be used to prepay the Loans and cash collateralize LC Exposure in accordance with Section 2.11(f); and
(m) dispositions of property permitted by Section 6.04(p),”
(b) by (i) deleting “and (j)” in the last proviso thereof and inserting in lieu thereof “, (j) and (l)” and (ii) inserting at the end of such proviso “(it being understood that as it relates solely to the exercise of the “Year 10 Option Period” (as defined in the JCPenney License Agreement) the payment of the required cash amounts set forth in Section 5.3 of the JCPenney License Agreement shall satisfy the foregoing cash consideration requirement)”.
10. Amendment to Section 6.11 (Restrictive Agreements). Section 6.11 of the Credit Agreement is hereby amended by (a) deleting the word “and” from the end of clause (iii) thereof, (b) deleting the period from the end of clause (iv) thereof and substituting therefor the phrase “, and” and (c) adding the following new clause (v) at the end thereof:
“(v) clause (a) of the foregoing shall not apply to restrictions on the pledge of Equity Interests in Kate Spade Japan Co., Ltd. pursuant to the Kate Spade JV Agreement.”
11. Amendment to Section 6.12 (Amendment of Material Documents). Section 6.12 of the Credit Agreement is hereby amended by (a) inserting the words “the JCPenney License Agreement,” immediately following the words “Subordinated Indebtedness,” in the third line thereof, (b) deleting the phrase “in each case” in the sixth line thereof and substituting therefor the phrase “in the case of each of clause (a) and (b)” and (c) inserting the words “(including, for the avoidance of doubt, any amendment or modification providing for an earlier Trademark Disposition Date than as set forth in the JCPenney License Agreement in effect on the Third Amendment Effective Date)” immediately following the words “would be materially adverse to the Lenders”.
12. Amendment to Section 6.16 (Fixed Charge Coverage Ratio). Section 6.16 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.16 shall be substituted in lieu thereof:
“6.16 Fixed Charge Coverage Ratio. During any period commencing on a date (each a “Commencement Date”) on which Aggregate Availability has been less than the Required Availability Amount for two (2) consecutive Business Days, and continuing until any later date on which Aggregate Availability shall have exceeded the Required Availability Amount for at least 30 consecutive days, the Loan Parties will not at any time during such period permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal month, for any Test Period (including, for the avoidance of doubt, the Test Period in effect on the applicable Commencement Date) ending during any period set forth below to be less than the ratio set forth below opposite such period:

Period	Fixed Charge Coverage Ratio

The Third Amendment Effective Date through July 3, 2010	1.25 to 1.00

July 4, 2010 and thereafter	1.50 to 1.00”
13. Release of Liens. Pursuant to Section 9.02(d) of the Credit Agreement, the Lenders hereby authorize the US Collateral Agent to, and the US Collateral Agent hereby agrees to, promptly release the Liens on the Option Assets granted to it by the Company upon the consummation of the sale by the Company of such Option Assets pursuant to Section 6.05(l).
14. Representations and Warranties. The Borrowers hereby represent that as of the Third Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.
15. Deemed Section 5.02(c) Notice. In accordance with Section 5.02(c) of the Credit Agreement, the execution and delivery of this Third Amendment shall be deemed to be notice of the creation of the Lien arising from any purchase option with respect to the Option Assets under the JCPenney License Agreement.
16. Acknowledgements. The Company hereby acknowledges that (i) the Option Assets shall continue to constitute Collateral pursuant to the US Security Agreement after the effectiveness of the JCPenney License Agreement and (ii) that all payments made by J. C. Penney Corporation, Inc. or any of its Affiliates to any Group Member pursuant to or in connection with the JCPenney License Agreement shall be made pursuant to Section 2.10 of the Credit Agreement.
17. Effectiveness of Amendment. This Third Amendment shall become effective on and as of the date (such date the “Third Amendment Effective Date”) of satisfaction of the following conditions:
(a) execution and delivery of this Third Amendment by the Borrowers, the Administrative Agent, the US Collateral Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Required Lenders;
(b) receipt by the Administrative Agent of an amendment fee for the account of each Lender consenting to this Third Amendment by 5:00 P.M. (New York City time) on November 2, 2009, in an amount equal to 0.25% of such Lender’s Commitment; and
(c) receipt by the Administrative Agent of all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel, and the fees and expenses of Gordon Brothers Group).
18. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Third Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
19. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.
20. Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
21. Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

22. Integration. This Third Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
23. GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS LIZ CLAIBORNE, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer General Counsel and Secretary

LIZ CLAIBORNE CANADA, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Director

MEXX EUROPE B.V.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director

SIGNATURE PAGE TO THE THIRD AMENDMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and Lender
By:	/s/ Mark Cuceinello
	Name:	Mark Cuceinello
	Title:	Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent
By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent
By:	/s/ Dan Howat
	Name:	Dan Howat
	Title:	Senior Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Frances W Josephic
	Name:	Frances W Josephic
	Title:	Vice President U.S. Bank, N.A.
SIGNATURE PAGE TO THE THIRD AMENDMENT

UNION BANK, N.A., as Lender
By:	/s/ Ching Lim
	Name:	Ching Lim
	Title:	Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

SUNTRUST BANK, as Lender
By:	/s/ Patrick Wiggins
	Name:	Patrick Wiggins
	Title:	Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

ING BANK NV, as Lender
By:	/s/ E. C. Streng
	Name:	E. C. Streng
Title:

By:	/s/ R. B. van Helbergen
	Name:	R. B. van Helbergen
	Title:	Director
SIGNATURE PAGE TO THE THIRD AMENDMENT

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ Edward Behnen
	Name:	Edward Behnen
	Title:	Assistant Vice President

By:	/s/ Barry Solomon
	Name:	Barry Solomon
	Title:	First Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

HSBC BUSINESS CREDIT (USA) INC. as Lender
By:	/s/ Kysha A. Pierre-Louis
	Name:	Kysha A. Pierre-Louis
	Title:	Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

THE HUNTINGTON NATIONAL BANK, as Lender
By:	/s/ Josh Elsea
	Name:	Josh Elsea
	Title:	Officer
SIGNATURE PAGE TO THE THIRD AMENDMENT

BANQUE ARTESIA NEDERLAND N.V., as Lender
By:	/s/ W. Hulstein
	Name:	W. Hulstein
	Title:	Branch Manager

By:	/s/ A.J.J. Jacobs
	Name:	A.J.J. Jacobs
	Title:	Sr Account Manager
SIGNATURE PAGE TO THE THIRD AMENDMENT

FORTIS CAPITAL CORP, as Lender
By:	/s/ Steve Silverstein
	Name:	Steve Silverstein
	Title:	Director

By:	/s/ Gill Dickson
	Name:	Gill Dickson
	Title:	Director
SIGNATURE PAGE TO THE THIRD AMENDMENT

COMERICA BANK, as Lender
By:	/s/ Liesl Eckhardt
	Name:	Liesl Eckhardt
	Title:	Assistant Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

CITIBANK, N.A, as Lender
By:	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Vice President
SIGNATURE PAGE TO THE THIRD AMENDMENT

BANK OF AMERICA, N.A., as Lender
By:	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Principal
SIGNATURE PAGE TO THE THIRD AMENDMENT

BANK OF AMERICA, N.A, as Lender
By:	/s/ Bernisi Morrin
	Name:	Bernisi Morrin
	Title:	Vice President London Branch
SIGNATURE PAGE TO THE THIRD AMENDMENT

BANK OF AMERICA, N.A. (Canada branch), as Lender
By: /s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT

THE BANK OF NEW YORK MELLON, as Lender
By:	/s/ Philip Falivene
	Name:	Philip Falivene
	Title:	Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Irene Rosen Marks
	Name:	Irene Rosen Marks
	Title:	Managing Director
SIGNATURE PAGE TO THE THIRD AMENDMENT

THE BANK OF TOKYO — MITSUBISHI UFJ, LTD., as Lender
By:	/s/ David Noda
	Name:	David Noda
	Title:	Vice President & Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT